UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 4, 2016
SEMGROUP CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-34736	20-3533152
(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place
6120 S. Yale Avenue, Suite 700
Tulsa, OK 74136-4216
(Address of Principal Executive Offices) (Zip Code)
(918) 524-8100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 4, 2016, Peter L. Schwiering, age 71, advised SemGroup Corporation (the “Company”) that he will retire as Vice President of the Company once a successor is in place. Mr. Schwiering will continue to serve in his current capacities to ensure an orderly transition.
Item 7.01. Regulation FD Disclosure.

On February 10, 2016, the Company issued a press release announcing the planned retirement of Mr. Schwiering, a Vice President of the Company. A copy of the press release is being furnished and is attached as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the press release shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished herewith.

Exhibit No.	Description
99.1	Press Release dated February 10, 2016, issued by SemGroup Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION
Date: February 10, 2016
By: /s/ William H. Gault
William H. Gault
Corporate Secretary

EXHIBIT INDEX

The following exhibit is furnished herewith.

Exhibit No.	Description
99.1	Press Release dated February 10, 2016, issued by SemGroup Corporation.

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